UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2010

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed by Excel Trust, Inc. to provide the financial statements that were previously omitted in Item 9.01 of the Current Report on Form 8-K filed on October 6, 2010 relating to the acquisition of Brandywine Crossing Shopping Center (“Brandywine Crossing”) located in Brandywine, Maryland and Rosewick Crossing Shopping Center (“Rosewick Crossing”) located in La Plata, Maryland. In evaluating these acquisitions and determining the appropriate amount of consideration to be paid, we considered a variety of factors including property type, geographic markets and demographics, tenants and lease terms.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Independent Auditors’ Report

Statements of Revenues and Expenses of Brandywine Crossing for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses

Independent Auditors’ Report

Statements of Revenues and Expenses of Rosewick Crossing for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Excel Trust, Inc. as of September 30, 2010

Unaudited Pro Forma Condensed Consolidated Statement of Operations of Excel Trust, Inc. for the period from April 28, 2010 to September 30, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the period from January 1, 2010 to April 27, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the year ended December 31, 2009

Notes to Pro Forma Condensed Consolidated and Combined Statements of Operations of Excel Trust, Inc. and Excel Trust, Inc. Predecessor

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Brandywine, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

10.2	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Rosewick, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

23.1	Consent of Deloitte & Touche, LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2010.
(2)	Filed herewith.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Excel Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Brandywine Crossing Shopping Center located in Brandywine, Maryland (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Current Report on Form 8-K/A) as described in Note 1 to the Historical Summary and are not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of Brandywine Crossing Shopping Center located in Brandywine, Maryland for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

December 15, 2010

BRANDYWINE CROSSING SHOPPING CENTER, BRANDYWINE, MARYLAND

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2010 and the Year Ended December 31, 2009

	Nine months ended September 30, 2010	Year ended December 31, 2009
	(unaudited)
Revenues:
Rental revenues	$2,550,000	$1,459,000
Tenant reimbursements	580,000	634,000
Other income	3,000	27,000

Total revenue	3,133,000	2,120,000

Certain expenses
Property operating and maintenance	463,000	445,000
Property taxes	334,000	459,000
Management fees	104,000	62,000
Insurance	19,000	32,000

Total certain expenses	920,000	998,000

Revenues in excess of certain expenses	$2,213,000	$1,122,000

See accompanying notes to statements of revenues and certain expenses.

BRANDYWINE CROSSING SHOPPING CENTER, BRANDYWINE, MARYLAND

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenues and certain expenses includes the operations of Brandywine Crossing Shopping Center located in Brandywine, Maryland (the “Property”) which was acquired by Excel Trust, Inc. (the “Company”) from a nonaffiliated third party. The Property was acquired for approximately $45.1 million.

Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Historical Summary for the period from January 1, 2010 to September 30, 2010 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2010 to September 30, 2010 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2010.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through December 15, 2010 the date the financial statements were issued.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other operating expense are recognized as revenues in the period the applicable expenses are incurred or as specified in the leases. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

Concentration of Credit Risk

The Property had three tenants account for more than 10% of revenues in the nine months ended September 30, 2010 (unaudited) and three tenants account for more than 10% of revenues in the year ended December 31, 2009. In the nine months ended September 30, 2010 (unaudited), these tenant represented approximately 19.4%, 10.5%, and 11.0% of total revenues. In 2009, these tenants represented approximately 23.8%, 18.3%, and 17.1% of total revenues, respectively.

BRANDYWINE CROSSING SHOPPING CENTER, BRANDYWINE, MARYLAND

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES—(Continued)

2. Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009 are as follows:

2010	$3,142,000
2011	3,533,000
2012	3,560,000
2013	3,634,000
2014	3,450,000
2015 and thereafter	25,556,000

$42,875,000

The Property was built in 2009 and was approximately 98% occupied at September 30, 2010 (unaudited). The Property is generally leased to tenants under lease terms that provide for the tenants to pay a pro rata share of their operating expenses. The above future minimum lease payments do not include amounts for tenant reimbursements of operating expenses.

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

3. Related Party Transactions

In the nine months ended September 30, 2010 (unaudited) and the year ended December 31, 2009, $104,000 and $62,000 in property management fees were expensed to a company affiliated with the sellers of the Property, respectively.

4. Commitments and Contingencies

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Excel Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Rosewick Crossing Shopping Center located in La Plata, Maryland (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Current Report on Form 8-K/A) as described in Note 1 to the Historical Summary and are not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of Rosewick Crossing Shopping Center located in La Plata, Maryland for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
December 15, 2010

ROSEWICK CROSSING SHOPPING CENTER, LA PLATA, MARYLAND

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2010 and the Year Ended December 31, 2009

	Nine months ended September 30, 2010	Year ended December 31, 2009
	(unaudited)
Revenues:
Rental revenues	$1,494,000	$1,890,000
Tenant reimbursements	258,000	411,000
Other income	9,000	10,000

Total revenue	1,761,000	2,311,000

Certain expenses
Property operating and maintenance	214,000	244,000
Property taxes	159,000	215,000
Management fees	55,000	72,000
Insurance	15,000	15,000

Total certain expenses	443,000	546,000

Revenues in excess of certain expenses	$1,318,000	$1,765,000

See accompanying notes to statements of revenues and certain expenses.

ROSEWICK CROSSING SHOPPING CENTER, LA PLATA, MARYLAND

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenues and certain expenses includes the operations of Rosewick Crossing Shopping Center located in La Plata, Maryland (the “Property”) which was acquired by Excel Trust, Inc. (the “Company”) from a nonaffiliated third party. The Property was acquired for approximately $24.9 million.

Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Historical Summary for the period from January 1, 2010 to September 30, 2010 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2010 to September 30, 2010 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2010.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through December 15, 2010 the date the financial statements were issued.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other operating expense are recognized as revenues in the period the applicable expenses are incurred or as specified in the leases. Rental receivables are periodically evaluated for collectability.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

Concentration of Credit Risk

The Property had two tenants account for more than 10% of revenues in the nine months ended September 30, 2010 (unaudited) and in the year ended December 31, 2009. In the nine months ended September 30, 2010 (unaudited), these tenants represented approximately 40.5% and 12.0% of total revenues, respectively. In 2009, these tenants represented approximately 54.0% and 16.0% of total revenues, respectively.

ROSEWICK CROSSING SHOPPING CENTER, LA PLATA, MARYLAND

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES—(Continued)

2. Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009 are as follows:

2010	$1,823,000
2011	1,865,000
2012	1,899,000
2013	1,863,000
2014	1,465,000
2015 and thereafter	16,383,000

$25,298,000

The Property was built in 2008 and was approximately 84.6% occupied at September 30, 2010 (unaudited). The Property is generally leased to tenants under lease terms that provide for the tenants to pay a pro rata share of their operating expenses. The above future minimum lease payments do not include amounts for tenant reimbursements of operating expenses.

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

3. Related Party Transactions

In the nine months ended September 30, 2010 (unaudited) and the year ended December 31, 2009, $55,000 and $72,000 in property management fees were expensed to a company affiliated with the sellers of the Property, respectively.

4. Commitments and Contingencies

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Excel Trust, Inc.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma financial information of Excel Trust, Inc. (the “Company”) is based on the historical financial statements of the Company and Excel Trust, Inc. Predecessor (the “Predecessor”). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 and condensed consolidated and combined statements of operations of the Company for the period April 28, 2010 to September 30, 2010 and the Predecessor for the period from January 1, 2010 to April 28, 2010 and for the year ended December 31, 2009 have been prepared as if the acquisitions of Brandywine Crossing Shopping Center and Rosewick Crossing Shopping Center (the “Properties”) had occurred on January 1, 2009.

Such unaudited pro forma financial information should be read in conjunction with the historical combined financial statements of the Company and Predecessor for the year ended December 31, 2009, including the notes thereto, which were filed as part of the Company’s Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission on April 22, 2010 and the Company’s subsequent Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company and Predecessor that would have occurred if the acquisition of the Properties had been completed on the dates indicated, nor does it purport to represent the Company and Predecessor’s results of operations as of any future date or for any future period. The pro forma condensed consolidated and combined statements of operations of the Company and Predecessor only include the acquisition of the Properties. In addition, the pro forma condensed consolidated and combined financial statements are based upon pro forma allocations of the purchase price of the Properties based upon preliminary estimates of fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. Management believes all material adjustments necessary to reflect the effect of their acquisition have been made to the unaudited pro forma financial information.

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2010

(in thousands, except per share amounts)

	Company Historical (A)	Acquisition of Brandywine Crossing Shopping Center at Brandywine, Maryland (B)	Acquisition of Rosewick Crossing Shopping Center at Rosewick, Maryland (B)	Company Pro Forma
ASSETS:
Property, net	$201,368	$38,493	$22,594	$262,455
Cash and cash equivalents	57,862	(20,309)	(25,295)	12,258
Lease intangibles, net	26,274	7,106	3,445	36,825
Other	32,726	(24,632)	197	8,291

Total Assets	$318,230	$658	$941	$319,829

LIABILITIES AND EQUITY:
Liabilities:
Mortgage and notes payable	$104,469	$—	$—	$104,469
Accounts payable and other liabilities	11,423	742	47	12,212
Lease intangibles, net	4,034	521	1,117	5,672

Total liabilities	119,926	1,263	1,164	122,353
Equity:
Total stockholder’s equity	190,507	(581)	(214)	189,712
Non-controlling interests	7,797	(24)	(9)	7,764

Total equity	198,304	(605)	(223)	197,476

Total liabilities and equity	$318,230	$658	$941	$319,829

See accompanying notes

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Period from April 28, 2010 to September 30, 2010

(in thousands, except per share amounts)

	Company Historical (C)	Acquisition of Brandywine Crossing Shopping Center at Brandywine, Maryland (D)	Ac Acquisition of Rosewick Crossing Shopping Center at Rosewick, Maryland (E)	Company Pro Forma
REVENUES:
Rental revenue	$6,113	$1,317	$755	$8,185
Tenant recoveries	651	283	149	1,083
Other income	86	3	3	92

Total revenues	6,850	1,603	907	9,360
EXPENSES:
Maintenance and repairs	220	205	90	515
Real estate taxes	825	185	88	1,098
Management fees	42	59	31	132
Other operating expenses	252	—	—	252
General and administrative	4,021	—	—	4,021
Depreciation and amortization	2,994	571	328	3,893

Total expenses	8,354	1,020	537	9,911
Net operating (loss) income	(1,504)	583	370	(551)
Interest expense	(1,623)	(276)	(344)	(2,243)
Interest income	158	—	—	158

Net (loss) income	(2,969)	307	26	(2,636)
Non-controlling interest	(117)	12	1	(104)

Net (loss) income attributable to the common stockholders	$(2,852)	$295	$25	$(2,532)

Basic and diluted loss per share	$(0.18)			$(0.16)

Weighted-average common shares outstanding - basic and diluted	15,509			15,509

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Period from January 1, 2010 to April 27, 2010

(in thousands)

	Company Historical (C)	Acquisition of Brandywine Crossing Shopping Center at Brandywine, Maryland (D)	Ac Acquisition of Rosewick Crossing Shopping Center at Rosewick, Maryland (E)	Company Pro Forma
REVENUES:
Rental revenue	$1,455	$1,112	$731	$3,298
Tenant recoveries	113	297	149	559
Other income	—	—	7	7

Total revenues	1,568	1,409	887	3,864
EXPENSES:
Maintenance and repairs	98	259	122	479
Real estate taxes	140	148	70	358
Management fees	43	45	25	113
Other operating expenses	98	19	17	134
General and administrative	8	—	—	8
Depreciation and amortization	542	449	262	1,253

Total expenses	929	920	496	2,345
Net operating income	639	489	391	1,519
Interest expense	(483)	(221)	(275)	(979)
Interest income	—	—	—	—

Net income	156	268	116	540
Non-controlling interest	290	—	—	290

Net (loss) income attributable to the controlling interest	$(134)	$268	$116	$250

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands)

	Company Historical (C)	Acquisition of Brandywine Crossing Shopping Center at Brandywine, Maryland (D)	Acquisition of Rosewick Crossing Shopping Center at Rosewick, Maryland (E)	Company Pro Forma
REVENUES:
Rental revenue	$4,731	$1,375	$1,934	$8,040
Tenant recoveries	259	634	411	1,304
Other income	—	27	10	37

Total revenues	4,990	2,036	2,355	9,381

EXPENSES:
Maintenance and repairs	245	445	244	934
Real estate taxes	399	458	214	1,071
Management fees	134	62	72	268
Other operating expenses	451	32	—	483
General and administrative	45	—	—	45
Depreciation and amortization	2,045	1,074	787	3,906

Total expenses	3,319	2,071	1,317	6,707
Net operating income	1,671	(35)	1,038	2,674
Interest expense	(1,359)	(662)	(825)	(2,846)
Interest income	6	—	—	6

Net income (loss)	318	(697)	213	(166)

Non-controlling interest	75	—	—	75

Net income (loss) attributable to the controlling interest	$243	$(697)	$213	$(241)

See accompanying notes

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(Unaudited)

(A) Derived from the Company’s condensed consolidated and combined financial statements as of September 30, 2010.

(B) To reflect the acquisition of Brandywine Crossing Shopping Center and Rosewick Crossing Shopping Center as if they were acquired on September 30, 2010 for a combined purchase price of $70,000 not including closing costs. The acquisitions were funded with cash from draws on the Company’s credit facility as of September 30, 2010 and proceeds from the initial public offering that was completed on April 28, 2010. In addition, the Company made $24,623 of deposits into escrow to fund the acquisitions, which were classified as other assets in the historical balance sheet as of September 30, 2010. The acquisition method of accounting was used to allocate the purchase price to tangible and indentified intangible assets and liabilities and other working capital liabilities assumed according to their fair values. The purchase price has been allocated for the pro forma adjustments as follows:

	Brandywine Crossing	Rosewick Crossing
Land	$20,309	$11,665
Building	14,588	8,384
Site improvements	2,949	1,930
Tenant improvements	647	615
Lease intangible assets	7,106	3,445
Lease intangible liabilities	(521)	(1,117)

	$45,078	$24,922

(C) Derived from the Company’s and the Predecessor’s condensed consolidated and combined financial statements of operations for the period from April 28, 2010 to September 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009.

(D) To reflect the acquisition of Brandywine Crossing Shopping Center as if it was acquired on January 1, 2009. The pro forma adjustments include the pro forma operations of the property. The acquisition method of accounting was used to allocate the purchase price to tangible and indentified intangible assets and liabilities according to their fair values. The amount allocated to building, site improvements and tenant improvements is depreciated over an estimated useful life of 40 years, 15 years and an average of 6 years, respectively. The amounts allocated to intangible lease assets are amortized over the lives of the leases with an average life of 11 years.

Historical revenue of $1,757, $1,316 and $2,120, is decreased by $69, $51 and $84, for the pro forma net amortization of above and below market leases for the period from April 28, 2010 to September 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009, respectively.

Interest expense reflects borrowings from the Company’s credit facility used to fund the acquisition. Interest is assumed to be 4.25%. The Company’s credit facility bears interest LIBOR plus a margin of 2.75%, with a LIBOR floor of 1.50%. As LIBOR was approximately 0.26% at September 30, 2010, an increase or decrease in LIBOR of 0.125% would have no effect on the Company’s interest rate given the LIBOR floor.

(E) To reflect the acquisition of Rosewick Crossing Shopping Center as if it was acquired on January 1, 2009. The pro forma adjustments include the pro forma operations of the property. The acquisition method of accounting was used to allocate the

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS—(Continued)

(Dollars in thousands, except per share amounts)

(Unaudited)

purchase price to tangible and indentified intangible assets and liabilities according to their fair values. The amount allocated to building, site improvements and tenant improvements is depreciated over an estimated useful life of 40 years, 15 years and an average of 7 years, respectively. The amounts allocated to intangible lease assets are amortized over the lives of the leases with an average life of 12 years.

Historical revenue of $889, $872 and $2,311, is increased by $18, $15 and $44, for the pro forma net amortization of above and below market leases for the period from April 28, 2010 to September 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009, respectively.

Interest expense reflects borrowings from the Company’s credit facility used to fund the acquisition. Interest is assumed to be 4.25%. The Company’s credit facility bears interest LIBOR plus a margin of 2.75%, with a LIBOR floor of 1.50%. As LIBOR was approximately 0.26% at September 30, 2010, an increase or decrease in LIBOR of 0.125% would have no effect on the Company’s interest rate given the LIBOR floor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2010	Excel Trust, Inc.

	By:	/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

EXHIBITS

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Brandywine, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

10.2	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Rosewick, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

23.1	Consent of Deloitte & Touche, LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2010.
(2)	Filed herewith.